UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2017

OHA INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00672 (Commission File Number)	20-1371499 (I.R.S. Employer Identification No.)

1114 Avenue of the Americas, 27th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant’s telephone number, including area code: (212) 852-1900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

The purpose of this Form 8-K is to provide shareholders with updated information regarding Castex Energy 2005, L.P. (“Castex”), one of the Registrant’s legacy portfolio companies (acquired prior to September 30, 2014, when Oak Hill Advisors, L.P. assumed management of the Registrant).

The Registrant is a holder of preferred limited partnership units in Castex. As previously disclosed in the Registrant’s Form 10-Q and 10-K filings, the Registrant exercised (with respect to all of its preferred limited partnership units) a put right on July 1, 2016. The put right remains unsatisfied by Castex to date.

On October 16, 2017, Castex announced that it (together with certain affiliates) has filed for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code. According to the filing, Castex and its affiliates in bankruptcy have entered into a restructuring support agreement (“RSA”) with pre-petition lenders holding approximately 86% in principal amount of claims under the pre-petition credit facility. The RSA outlines a plan of reorganization for Castex and its affiliates in bankruptcy. As currently proposed, the RSA does not provide for any recovery to the holders of preferred limited partnership units of Castex, including those preferred limited partnership unit holders who have exercised their put rights.

The Registrant is not a party to the RSA and is exploring all available options for a recovery on its investment in Castex.

Future information regarding the fair value of the preferred limited partnership units for the fiscal quarter ending September 30, 2017 will be provided in the Registrant’s Form 10-Q.

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The information in this current report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OHA Investment Corporation

By: /s/ Cory E. Gilbert

Cory E. Gilbert

Chief Financial Officer

Date: October 19, 2017